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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JUNE 24, 2002


                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)

       DELAWARE                       001-15423                         76-0312499
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)


        1330 POST OAK BLVD., SUITE 2700                                      77095
   (Address of Principal Executive Offices)                                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000

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ITEM 5.  OTHER EVENTS

On June 24, 2002, Grant Prideco, Inc. issued the press release attached as
Exhibit 99.1 to this Form 8-K reporting the appointment of a new President and Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

99.1 Press Release dated June 23, 2002 relating to new President and Chief Executive Officer.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRANT PRIDECO, INC.



Date: June 24, 2002                        By:     /s/ Philip A. Choyce
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                                                       Philip A. Choyce
                                              Vice President and General Counsel